                                                                    EXHIBIT 99.4

                             LTC Healthcare, Inc.
                     Pro Forma Consolidated Balance Sheets
                     (In thousands, except share amounts)
                                  (Unaudited)

                                                                                   12/24/2001     1/14/2002
                                                                                    Form 8-K       Form 8-K      September 30, 2001
                                                                September 30, 2001  Activity       Activity            Pro Forma
                                                                ------------------  --------       --------      ------------------
ASSETS
Current Assets:
  Cash and cash equivalents                                     $              579  $      -           (140) (K) $              439
  Accounts receivable, net of allowance for doubtful
    accounts: 2001 - $7,200                                                  9,696         -              -                   9,696
  Prepaid expenses and other current assets                                  1,546         -              -                   1,546
                                                                ------------------  --------       --------      ------------------
                Total current assets                                        11,821         -           (140)                 11,681

Property and Equipment:
  Buildings, improvements and equipment                                     41,683   (38,122) (A)         -                   3,561
  Land                                                                       1,669    (1,669) (B)         -                       -
  Accumulated depreciation                                                  (5,900)    5,328  (C)         -                    (572)
                                                                ------------------  --------       --------      ------------------
                Property and equipment, net                                 37,452   (34,463)             -                   2,989

Other Assets:
  Equity securities                                                          1,335         -          7,000  (L)              8,335
  Debt securities                                                            5,925    (5,100) (D)         -                     825
  Other assets                                                                 326         -              -                     326
                                                                ------------------  --------       --------      ------------------
                Total other assets                                           7,586    (5,100)         7,000                   9,486
                                                                ------------------  --------       --------      ------------------
Total assets                                                    $           56,859  $(39,563)      $  6,860      $           24,156
                                                                ==================  ========       ========      ==================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
  Accounts payable                                              $            5,243  $      -       $      -      $            5,243
  Accrued salaries and benefits                                              4,051         -              -                   4,051
  Deposits from residents                                                      540         -              -                     540
  Current portion of mortgage loans payable                                  3,737    (3,737) (E)         -                       -
  Accrued interest payable                                                   2,342      (227) (F)         -                   2,115
  Accrued rent                                                               4,466    (1,565) (H)         -                   2,901
  Other accrued liabilities                                                  5,206         -            350  (M)              5,556
                                                                ------------------  --------       --------      ------------------
                Total current liabilities                                   25,585    (5,529)           350                  20,406
Mortgage Loans Payable                                                      29,211   (29,211) (G)         -                       -
Note Payable to LTC Properties                                                   -         -          7,000  (N)              7,000
Line of Credit from LTC Properties                                          18,920   (18,920) (H)         -                       -
                                                                ------------------  --------       --------      ------------------
Total liabilities                                                           73,716   (53,660)         7,350                  27,406

Minority Interest                                                            3,518    (3,518) (I)         -                       -
Commitments and Contingencies                                                    -         -              -                       -

Stockholders' Deficit:
  Preferred stock $0.01 par value; 10,000,000 shares authorized                  -         -              -                       -
  Common stock $0.01 par value; 40,000,000 shares authorized;
    shares issued: 2001 - 3,335,882                                             33         -              -                      33
  Capital in excess of par value                                            10,224         -              -                  10,224
  Treasury stock: shares 2000 - 1,198,056                                   (2,645)        -              -                  (2,645)
  Unearned stock compensation                                                 (224)        -              -                    (224)
  Accumulated deficit                                                      (27,246)   17,615  (J)      (490) (O)            (10,121)

  Accumulated comprehensive loss                                              (517)        -              -                    (517)
                                                                ------------------  --------       --------      ------------------
                Total stockholders' deficit                                (20,375)   17,615           (490)                 (3,250)
                                                                ------------------  --------       --------      ------------------
Total liabilities and stockholders' equity (deficit)            $           56,859  $(39,563)      $  6,860      $           24,156
                                                                ==================  ========       ========      ==================

(A) To remove buildings, improvements and equipment sold to LTC Properties, Inc.
(B)  To remove land sold to LTC Properties, Inc.
(C) To remove accumulated depreciation on buildings, improvements and equipment sold to LTC Properties, Inc.
(D)  To remove Regent Assisted Living, Inc. debentures sold to LTC Properties,
     Inc.
(E) To remove current portion of mortgages payable on real estate sold to LTC Properties, Inc.
(F) To remove accrued interest payable on mortgages payable on real estate sold to LTC Properties, Inc.
(G)  To remove mortgages payable on real estate sold to LTC Properties, Inc.
(H) To reduce indebtedness as a result of sale of real estate and debentures to LTC Properties, Inc.
(I)  To remove minority interest on properties sold to LTC Properties, Inc.
(J) To record gain on sale of real estate, minority interest and debentures to LTC Properties, Inc.
(K)  To record cash interest payment on Note to LTC Properties.
(L) To record the purchase from LTC Properties the right to receive ALF common shares.
(M)  To record accrued interest expense on the Note to LTC Properties.
(N)  To record the Note payable to LTC Properties.
(O)  To record interest expense on the Note payable to LTC Properties.

                             LTC Healthcare, Inc.
                   Consolidated Statement of Operations and
                Pro Forma Consolidated Statement of Operations
              (In thousands, except share and per share amounts)

                                                                                12/24/2001       1/14/2002           Unaudited
                                                                                 Form 8-K         Form 8-K           Pro Forma
                                                               Year Ended       Unaudited        Unaudited           Year Ended
                                                            December 31, 2000    Activity         Activity        December 31, 2000
                                                            -----------------   ----------       ----------       -----------------
Revenues:
  Net patient revenues                                      $          88,613   $        -       $        -       $          88,613
  Rental income                                                         4,571       (3,491) (A)           -                   1,080
  Interest and other income                                             3,148         (643) (B)           -                   2,505
                                                            -----------------   ----------       ----------       -----------------
                Total revenues                                         96,332       (4,134)               -                  92,198

Costs and Expenses:
  Salaries and benefits                                                61,834            -                -                  61,834
  Supplies                                                             12,220            -                -                  12,220
  Rent - LTC Properties, Inc.                                           6,176            -                -                   6,176
  Interest on mortgages payable                                         3,726       (2,796) (C)           -                     930
  Interest expense on line of credit from LTC Properties,
   Inc.                                                                 1,713            -                -                   1,713
  Interest on note to LTC Properties                                        -            -              490  (F)                490
  Depreciation                                                          1,621       (1,131) (D)           -                     490
  Minority interest                                                       343         (343) (E)           -                       -
  Provision for bad debts                                               5,346            -                -                   5,346
  Impairment charge                                                         -            -                -                       -
  Other operating and administrative                                   19,235            -                -                  19,235
                                                            -----------------   ----------       ----------       -----------------
                Total costs and expenses                              112,214       (4,270)             490                 108,434
                                                            -----------------   ----------       ----------       -----------------
Operating Loss                                                        (15,882)         136              490                 (16,236)
Gain on sale of real estate properties                                 10,487            -                -                  10,487
Write down of investments                                              (2,079)           -                -                  (2,079)
                                                            -----------------   ----------       ----------       -----------------
Loss before provision for income taxes                                 (7,474)         136              490                  (7,828)
Provision for income taxes                                                  -            -                                        -
                                                            -----------------   ----------       ----------       -----------------
Net loss                                                    $          (7,474)  $      136       $      490       $          (7,828)
                                                            =================   ==========       ==========       =================

Weighted average shares outstanding                                 2,195,592                                             2,195,592
                                                            =================                                     =================

Net Loss Per Common Share:
Basic and diluted net loss per share                        $           (3.40)                                    $           (3.57)
                                                            =================                                     =================

(A) To remove rental income on real estate properties sold to LTC Properties, Inc.
(B) To remove interest income on Regent Assisted Living, Inc. debentures sold to LTC Properties, Inc.
(C) To remove interest on mortgages payable on properties sold to LTC Properties, Inc.
(D) To remove depreciation expense on real estate properties sold to LTC Properties, Inc.
(E) To remove minority interest expense on minority interest on properties sold to LTC Properties, Inc.
(F) To record interest at 7% annually on $7,000,000 Note payable to LTC Properties, Inc.

                             LTC Healthcare, Inc.
                   Consolidated Statement of Operations and
                Pro Forma Consolidated Statement of Operations
                                  (Unaudited)
              (In thousands, except share and per share amounts)

                                                                                12/24/2001        1/14/2002          Pro Forma
                                                             Nine Months Ended   Form 8-K         Form 8-K       Nine Months Ended
                                                            September 30, 2001   Activity         Activity       September 30, 2001
                                                            ------------------  -----------      -----------     ------------------
Revenues:
  Net patient revenues                                      $           66,296  $         -      $         -     $           66,296
  Rental income                                                          2,693       (2,693) (A)           -                      -
  Interest and other income                                              1,917         (478) (B)           -                  1,439
                                                            ------------------  -----------      -----------     ------------------
          Total revenues                                                70,906       (3,171)               -                 67,735

Costs and Expenses:
  Salaries and benefits                                                 50,690            -                -                 50,690
  Supplies                                                               8,558            -                -                  8,558
  Rent - LTC Properties, Inc.                                            2,334            -                -                  2,334
  Interest on mortgages payable                                          2,068       (2,068) (C)           -                      -
  Interest expense on line of credit from LTC Properties,
     Inc.                                                                1,346            -                -                  1,346
  Interest on note to LTC Properties                                         -            -              368 (G)                368
  Depreciation                                                           1,272         (846) (D)           -                    426
  Minority interest                                                        257         (257) (E)           -                      -
  Provision for bad debts                                                1,861            -                -                  1,861
  Impairment charge                                                      5,241       (3,400) (F)           -                  1,841
  Other operating and administrative                                    13,200            -                -                 13,200
                                                            ------------------  -----------      -----------     ------------------
          Total costs and expenses                                      86,827       (6,571)             368                 80,624
                                                            ------------------  -----------      -----------     ------------------
Operating Loss                                                         (15,921)       3,400             (368)               (12,889)
Provision for income taxes                                                   -            -                -                      -
                                                            ------------------  -----------      -----------     ------------------
Net loss                                                    $          (15,921) $     3,400      $      (368)    $          (12,889)
                                                            ==================  ===========      ===========     ==================

Weighted average shares outstanding                                  1,951,839                                            1,951,839
                                                            ==================                                   ==================

Net Loss Per Common Share:
Basic and diluted net loss per share                        $            (8.17)                                  $            (6.60)
                                                            ==================                                   ==================

(A) To remove rental income on real estate properties sold to LTC Properties, Inc.
(B) To remove interest income on Regent Assisted Living, Inc. debentures sold to LTC Properties, Inc.
(C) To remove interest expense on mortgages payable on properties sold to LTC Properties, Inc.
(D) To remove depreciation expense on real estate properties sold to LTC Properties, Inc.
(E) To remove minority interest expense on minority interest on properties sold to LTC Properties, Inc.
(F) To remove impairment charge on Regent Assisted Living, Inc. debentures sold to LTC Properties, Inc.
(G) To record interest at 7% annually on $7,000,000 on Note payable to LTC Properties, Inc.